Exhibit 10.4

COLLATERAL TRUST JOINDER – ADDITIONAL DEBT

Reference is made to the Collateral Trust Agreement, dated as of October 26, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among EXCO Resources, Inc. (the “Company”), the Grantors and Guarantors from time to time party thereto, Hamblin Watsa Investment Counsel Ltd., as Administrative Agent under the Second Lien Credit Agreement (as defined therein), and Wilmington Trust, National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 (and in furtherance of Section 3.8(e)) of the Collateral Trust Agreement in connection with the designation by the Company of the debt for which the undersigned is acting as agent as additional Parity Lien Debt, which debt is entitled to the benefits of the Collateral Trust Agreement.

1. Joinder. The undersigned, Wilmington Trust, National Association, (the “New Representative”) as administrative agent under the Exchange Term Loan Agreement, hereby agrees to become party as a Parity Lien Representative under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Additional Secured Debt Designation

The undersigned, on behalf of itself and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative hereby agrees, for the enforceable benefit of each existing and future holder of Priority Lien Obligations, the Priority Lien Collateral Agent, all holders of each current and future Series of Parity Lien Debt, each other current and future Parity Lien Representative and each current and future holder of Parity Lien Obligations and as a condition to being treated as Parity Lien Debt under the Collateral Trust Agreement that:

all Parity Lien Obligations will be and are secured equally and ratably by all Parity Liens at any time granted by the Company or any other Grantor to secure any Obligations in respect of any Series of Parity Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Parity Lien Debt, and that all such Parity Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Parity Lien Obligations equally and ratably;

the undersigned and each holder of Obligations in respect of the Series of Parity Lien Debt for which the undersigned is acting as Parity Lien Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Parity Liens and the order of application of proceeds from the enforcement of Parity Liens; and

the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement, the other Parity Lien Security Documents and the Intercreditor Agreement.

3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of October 26, 2015.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

/s/ Meghan H. McCauley
Name:	Meghan H. McCauley
Title:	Assistant Vice President

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Meghan H. McCauley
Name:	Meghan H. McCauley
Title:	Assistant Vice President

Signature Page to Collateral Trust Joinder